BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                              Period End Balances                         Average Balances
                                                     -------------------------------------      ------------------------------------
                                                                    June 30,                            Quarter Ended June 30,
                                                     -------------------------------------      ------------------------------------
 BALANCE SHEETS                                           2003                 2002                  2003                2002
                                                     ----------------     ----------------      ----------------   -----------------
 ASSETS
 Cash and due from banks                                   $ 718,497            $ 495,186             $ 441,063           $ 413,746
 Trading securities                                           38,143               35,648                12,207              19,989
 Funds sold                                                   10,395               39,750                16,669              17,148
 Securities:
   Available for sale                                      4,936,363            3,646,708             4,360,313           3,695,376
   Held for investment                                       192,185              197,324               192,970             219,974
                                                     ----------------     ----------------      ----------------   -----------------
 Total securities                                          5,128,548            3,844,032             4,553,283           3,915,350
 Loans:
   Commercial                                              4,089,988            3,657,571             4,048,702           3,606,220
   Commercial real estate                                  1,463,851            1,362,699             1,448,554           1,343,384
   Residential mortgage                                    1,066,210              878,546             1,055,395             866,539
   Consumer                                                  422,839              414,571               418,254             408,991
                                                     ----------------     ----------------      ----------------   -----------------
 Total loans                                               7,042,888            6,313,387             6,970,905           6,225,134
 Less allowance for loan losses                             (122,772)            (108,084)             (123,095)           (109,366)
                                                     ----------------     ----------------      ----------------   -----------------
 Total loans, net                                          6,920,116            6,205,303             6,847,810           6,115,768
 Premises and equipment, net                                 160,474              139,187               156,740             139,055
 Accrued revenue receivable                                   66,689               60,139                62,493              62,772
 Intangible assets, net                                      194,478              147,807               195,351             148,313
 Mortgage servicing rights, net                               31,141               77,202                31,873              91,655
 Real estate and other repossessed assets                      5,713                6,630                 5,848               7,519
 Receivable on unsettled security transactions                     -                    -                 4,434                   -
 Bankers' acceptances                                         33,857               23,431                35,868              19,769
 Derivative contracts                                        142,605               48,202               166,850              50,188
 Other assets                                                114,217               69,800               111,604              72,903
                                                     ----------------     ----------------      ----------------   -----------------
 TOTAL ASSETS                                           $ 13,564,873         $ 11,192,317          $ 12,642,093        $ 11,074,175
                                                     ================     ================      ================   =================

 LIABILITIES AND EQUITY CAPITAL
 Deposits:
   Demand                                                $ 1,746,666          $ 1,236,014           $ 1,252,076         $ 1,129,412
   Interest-bearing transaction                            3,435,287            2,704,482             3,523,932           2,740,454
   Savings                                                   169,540              164,119               172,258             165,496
   Time deposits                                           3,339,689            3,077,631             3,491,055           2,969,488
                                                     ----------------     ----------------      ----------------   -----------------
 Total deposits                                            8,691,182            7,182,246             8,439,321           7,004,850
 Federal funds purchased and
   repurchase agreements                                   1,723,711            1,355,477             1,515,597           1,485,816
 Other borrowed funds                                      1,057,476              890,370             1,053,573           1,032,685
 Subordinated debentures                                     154,977              185,860               155,078             185,968
 Accrued interest, taxes, and expenses                        65,316               71,673                63,200              61,115
 Due on unsettled security transactions                      460,514              469,423                     -             300,517
 Bankers' acceptances                                         33,857               23,431                35,868              19,769
 Derivative contracts                                        136,485               44,412               158,382              53,140
 Other liabilities                                            59,744               43,980                58,056              42,627
                                                     ----------------     ----------------      ----------------   -----------------
 TOTAL LIABILITIES                                        12,383,262           10,266,872            11,479,075          10,186,487
 Equity Capital:
   Stockholders' equity                                    1,138,098              891,585             1,117,061             870,691
   Unrealized securities gains (losses)                       43,513               33,860                45,957              16,997
                                                     ----------------     ----------------      ----------------   -----------------
 TOTAL EQUITY CAPITAL                                      1,181,611              925,445             1,163,018             887,688
                                                      ----------------     ----------------      ----------------   ----------------
 TOTAL LIABILITIES AND
   EQUITY CAPITAL                                       $ 13,564,873         $ 11,192,317          $ 12,642,093        $ 11,074,175
                                                      ================     ================      ================   ================

                                                             For the Quarters Ended                   For the Six Months Ended
                                                     -------------------------------------      ------------------------------------
                                                                    June 30,                                  June 30,
                                                     -------------------------------------      ------------------------------------
 STATEMENTS OF EARNINGS                                   2003                 2002                  2003                2002
                                                     ----------------     ----------------      ----------------   -----------------
 Interest revenue                                          $ 141,534            $ 142,997             $ 283,486           $ 286,727
 Interest expense                                             43,967               52,716                90,408             105,379
                                                     ----------------     ----------------      ----------------   -----------------
 Net interest revenue                                         97,567               90,281               193,078             181,348
 Provision for loan losses                                     9,503                6,834                19,415              15,700
                                                      ----------------     ----------------      ----------------   ----------------
 Net interest revenue after
   provision for loan losses                                  88,064               83,447               173,663             165,648

 Other operating revenue
   Brokerage and trading revenue                              10,032                6,299                18,711              12,366
   Transaction card revenue                                   15,138               13,439                28,737              25,925
   Trust fees and commissions                                 10,845               10,300                21,025              20,674
   Service charges and fees on deposit accounts               19,606               16,391                38,590              30,246
   Mortgage banking revenue, net                              16,609               10,759                32,144              21,411
   Leasing revenue                                               795                  822                 1,654               1,714
   Other revenue                                               5,992                5,698                10,993              10,740
                                                      ----------------     ----------------      ----------------   ----------------
  Total fees and commissions                                  79,017               63,708               151,854             123,076
   Gain on sale of other assets                                    8                    7                   738                 683
   Gain (loss) on sales of securities, net                    10,457               21,602                20,146              14,021
   Gain (loss) on derivatives                                 (1,121)              (1,453)               (2,223)             (1,989)
                                                     ----------------     ----------------      ----------------   -----------------
   Total other operating revenue                              88,361               83,864               170,515             135,791

 Other operating expense
   Personnel                                                  52,429               44,885               105,061              88,217
   Business promotion                                          2,781                3,208                 6,252               6,086
   Professional fees and services                              5,404                3,732                 9,169               6,640
   Net occupancy & equipment                                  11,240               10,299                22,301              20,639
   Data processing & communications                           14,019               11,216                26,662              21,654
   FDIC and other insurance                                      530                  483                 1,046                 922
   Printing, postage and supplies                              3,523                3,018                 6,882               6,075
   Net (gains) losses and operating expenses
     on repossessed assets                                       335                  656                   343                 703
   Amortization of intangible assets                           1,777                1,882                 3,554               3,769
   Mortgage banking costs                                     11,481                7,791                25,923              16,148
   Provision (recovery) for impairment of
     mortgage servicing rights                                 3,353               23,774                (4,477)             18,496
   Other expense                                               4,916                2,854                 7,998               7,600
                                                     ----------------     ----------------      ----------------   -----------------
 Total other operating expense                               111,788              113,798               210,714             196,949

 Income before taxes                                          64,637               53,513               133,464             104,490
 Federal and state income taxes                               23,140               18,944                47,780              36,989
                                                     ----------------     ----------------      ----------------   -----------------

 Net Income                                                 $ 41,497             $ 34,569              $ 85,684            $ 67,501
                                                     ================     ================      ================   =================

                                                             For the Quarters Ended                   For the Six Months Ended
                                                     -------------------------------------      ------------------------------------
                                                                    June 30,                                  June 30,
                                                     -------------------------------------      ------------------------------------
  FINANCIAL DATA                                           2003                 2002                  2003                2002
                                                     ----------------     ----------------      ----------------   -----------------
 Capital:
   Average equity                                        $ 1,163,018            $ 887,688           $ 1,139,671           $ 870,625
   Period-end equity                                     $ 1,181,611            $ 925,445           $ 1,181,611           $ 925,445
   Risk-based capital ratios:
     Tier 1                                                    9.32%                8.69%
     Total capital                                            11.85%               12.12%
   Leverage ratio                                              7.21%                6.78%

 Common stock:
   Book value per share                                      $ 20.46              $ 16.69               $ 20.46             $ 16.69
                                                     ================     ================      ================   =================
   Basic earnings per share                                   $ 0.72               $ 0.63                $ 1.49              $ 1.22
                                                     ================     ================      ================   =================
   Diluted earnings per share                                 $ 0.64               $ 0.56                $ 1.33              $ 1.09
                                                     ================     ================      ================   =================

 Period end common shares outstanding                     57,032,291           54,566,660            57,032,291          54,566,660

 Average shares outstanding:
     Basic                                                56,939,759           54,573,079            56,880,774          54,522,612
     Diluted                                              64,569,404           62,111,878            64,499,792          62,016,881

 Key ratios:
   Return on average assets                                    1.32%                1.25%                 1.39%               1.24%
   Return on average equity                                   14.31%               15.62%                15.16%              15.63%
   Net interest margin                                         3.47%                3.77%                 3.52%               3.82%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                         $ 55,619             $ 38,282
   Real estate and other repossessed assets                    5,713                6,630
                                                     ----------------     ----------------
                  Total nonperforming assets                 $ 61,332             $ 44,912
                                                     ================     ================

   90-day past due                                           $ 6,996             $ 12,215
                                                     ================     ================

 Gross charge-offs                                           $ 7,719              $ 5,647              $ 15,770            $ 11,903
 Recoveries                                                    1,289                  997                 3,057               2,382
                                                     ----------------     ----------------      ----------------   -----------------
  Net charge-offs (recoveries)                                $ 6,430              $ 4,650              $ 12,713             $ 9,521
                                                     ================     ================      ================   =================

 Key ratios:
   Reserve for loan losses to period end loans (A)             1.78%                1.73%
   Nonperforming assets to period
     end loans (A) and repossessed assets                      0.89%                0.72%
   Net charge-offs (annualized) to average loans (A)           0.38%                0.30%                 0.37%               0.31%
   Reserve for loan losses to nonperforming loans            220.74%              282.34%

 (A) Excluding residential mortgage loans held for sale.


                                                            For the Quarters Ended                   For the Six Months Ended
                                                     -------------------------------------      ------------------------------------
                                                                     June 30,                                 June 30,
                                                     -------------------------------------      ------------------------------------
                                                           2003                 2002                  2003                2002
                                                     ----------------     ----------------      ----------------   -----------------
 Other Data:
 Average earning assets                                 $ 11,429,969         $ 10,068,255          $ 11,286,142         $ 9,980,715
 Average total assets                                   $ 12,642,093         $ 11,074,175          $ 12,467,323        $ 10,982,434
 Average equity                                          $ 1,163,018            $ 887,688           $ 1,139,671           $ 870,625
 Average loans                                           $ 6,970,905          $ 6,225,134           $ 6,960,069         $ 6,194,769
 Loans held for sale (Period end)                          $ 144,890             $ 82,715             $ 144,890            $ 82,715
 Loans held for sale (Average)                             $ 132,922             $ 71,774             $ 127,614            $ 97,072
 Tax equivalent adjustment                                   $ 1,327              $ 1,632               $ 2,730             $ 3,328
 Preferred stock dividends - BOKF                              $ 375                $ 375                 $ 750               $ 750
 Period end common shares O/S                             57,032,291           54,566,660            57,032,291          54,566,660
 Period end fully diluted shares                          64,661,936           62,105,459            64,661,936          62,105,459
 Number of days in period                                         91                   91                   181                 181

 Tangible Book Value per Common Share                        $ 17.05              $ 13.98               $ 16.70             $ 13.28
                                                     ================     ================      ================   =================
 Stock Buy Back Program:
 Stock buy back # shares                                           -                    -                     -                   -
 Stock buy back account                                          $ -                  $ -                   $ -                 $ -
                                                     ----------------     ----------------      ----------------   -----------------
   Average price per share                                       $ -                  $ -                   $ -                 $ -
                                                     ================     ================      ================   =================
  Mortgage Banking:
   Mortgage servicing portfolio                          $ 4,803,824          $ 6,054,792
   Mortgage loan fundings during quarter                   $ 399,928            $ 185,369             $ 731,353           $ 393,048
   Mortgage loan refinances to total fundings                 68.70%               29.62%                71.27%              41.05%

 Trust Assets:
   Total trust assets                                   $ 18,561,763         $ 17,925,151